GMO TRUST

Item 77Q(1)(d)

Amended Rule 18f-1 plan and Rule 12b-1 plan on behalf of Registrant's Class M Shares filed with Post-Effective Amendment #63 to the registration statement on March 1, 2002 and incorporated by reference herein.